UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2014

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

Chase
Growth Fund

§

Chase Mid-Cap
Growth Fund

Semi-Annual Report
Dated March 31, 2014

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfunds.com

Chase Funds

May 1, 2014

Dear Fellow Shareholder:

We are pleased to present our combined semi-annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX, CHIMX) for the period ended March 31, 2014.  At the end of the first quarter, over 3,000 shareholders have $105 million invested in both classes of the Chase Growth Fund, while the Chase Mid-Cap Growth Fund has assets of $39 million with approximately 1,800 shareholders in both classes.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our November 26, 2013 letter.

Fund Performance Overview

We seek high quality stocks which are reasonably priced relative to their growth rates.  We follow a disciplined investment process which combines fundamental and technical analysis seeking to control risk and build sound portfolios.

During the six months ended March 31, 2014, market indexes rose relatively steadily, with both the Dow Jones Industrial Average up about 10% and the S&P 500® Index up about 12.5% on a total return basis.  The Russell 1000® Growth Index was up 11.7% and the Russell Midcap® Growth Index was up 10.4% during this same period.  The following is a discussion of the components and drivers of the performance of each Fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell Midcap® Growth Index, respectively.

Chase Growth Fund (CHASX and CHAIX)

6 months ended 3/31/14
Chase Growth Fund Class N (CHASX)	+16.80%
Chase Growth Fund Institutional Class (CHAIX)	+16.96%
Russell 1000® Growth Index	+11.67%
Lipper Large Cap Growth Funds Index	+10.62%

On March 31st, the Chase Growth Fund was invested in 41 stocks. They range in market capitalization from $5.8 billion (Signature Bank (New York NY)) to $140.3 billion (The Walt Disney Co.).

The Chase Growth Fund’s relative outperformance over the past six months is attributable to broadly positive stock selection effects.  These effects were positive in most sectors, with the largest contribution from the outperformance of our stocks in the Consumer Staples, Health Care, and Technology sectors.  For the six months ended March 31, 2014, our five best performing stocks were McKesson Corp. +36.42%, Actavis plc +36.27%, SanDisk Corp. +34.12%, Skyworks Solutions, Inc. +31.50%, and Alliance Data Systems Corp. +28.51%.  Our five worst performing stocks were Oceaneering International, Inc. -14.48%, NetApp, Inc. -7.89%, O’Reilly Automotive, Inc. -3.82%, Hanesbrands Inc. -3.42%, and Scripps Networks Interactive, Inc. -2.13%.

Chase Funds

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share growth rates of 23% vs. 18% for the Russell 1000® Growth Index.  They are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2014 of 21% vs. 14%, and revenue growth of 16% vs. 9%.  Despite these stronger growth characteristics, they have sold at lower Price-Earnings ratios (P/E) than the Russell 1000® Growth Index (16.5X vs. 19.0X) based on 2014 estimated earnings.  Relative to their growth rates, we believe our stocks are more reasonably priced, selling at 0.73 times their five-year historical growth rates compared to 1.06 times for the Russell 1000® Growth Index and 0.77 times their projected one-year growth rates compared to 1.32 times for the Russell 1000® Growth Index.

March 31, 2014
CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2014) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Chase Mid-Cap Growth Fund (CHAMX and CHIMX)

6 months ended 3/31/14
Chase Mid-Cap Growth Fund Class N (CHAMX)	+8.41%
Chase Mid-Cap Growth Fund Institutional Class (CHIMX)	+8.52%
Russell Midcap® Growth Index	+10.44%
Lipper Mid-Cap Growth Funds Index	+9.99%

On March 31st, the Chase Mid-Cap Growth Fund was invested in 44 stocks.  They range in market capitalization from $1.2 billion (Hanger Inc.) to $18.2 billion (Mylan Inc.).

The Chase Mid-Cap Growth Fund lagged its benchmark, the Russell Midcap® Growth Index, during the last six months.  Most of the Fund’s underperformance was attributable to negative stock selection in the Consumer Discretionary, Energy, Financials, and Industrials sectors.  This was partially offset by positive stock selection effects in the Health Care and Technology sectors.  For the six months ended March 31, 2014, our five best performing stocks were ARRIS Group, Inc. +58.94%, MasTec Inc. +42.06%, Salix Pharmaceuticals, Ltd. +40.48%, Skyworks Solutions, Inc. +36.12%, and InvenSense, Inc. +35.13%. Our five worst performing stocks were Ocwen Financial Corp. -19.91%, AmTrust Financial Services, Inc. -18.96%, Atwood Oceanics, Inc. -17.37%, LKQ Corp. -16.85%, and Oasis Petroleum Inc. -16.52%.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  Chase Mid-Cap Growth Fund stocks have higher five-year average annual earnings per share

Chase Funds

growth rates of 23% vs. 21% for the Russell Midcap® Growth Index.  The Fund’s stocks are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2014 of 19% vs. 16%, and revenue growth of 15% vs. 12%.  Despite these stronger growth rates, the Fund’s stocks have sold at lower P/E ratios than the Russell Midcap® Growth Index (16.3X vs. 21.6X) based on 2014 estimated earnings.  Relative to their growth rates, we believe our mid-cap stocks are more reasonably priced, selling at 0.71 times their five-year historical growth rates compared to 1.03 times for the Russell Midcap® Growth Index and 0.86 times their projected one-year earnings growth rates compared to 1.37 times for the Russell Midcap® Growth Index.

March 31, 2014
CHASE MID-CAP GROWTH FUND STOCKS vs. RUSSELL MIDCAP® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2014) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Market Outlook

Markets continue to be driven by Federal Reserve Board efforts to “taper” its Quantitative Easing Program, by fears of an economic and earnings slowdown in part due to fierce winter weather in many parts of the country and by growing global turmoil in general.  Overall, however, markets were fairly flat in the first quarter of 2014.  As we begin the second quarter, there is some concern that equity markets, or at least certain sectors of equity markets, are fairly valued and due to enter a consolidation period or perhaps a correction.

As a result of our bottom up as opposed to a top-down investment process, we focus on equities that we believe will have strong and consistent earnings growth.  Based on historical norms, our high quality, more consistent growth stocks appear even cheaper now than stocks in general, and we believe they are in a good position to continue their earnings growth in a slower growing economy.  The large-cap equities we held on March 31st are estimated to have earnings growth of about 21% in 2014; our mid- cap equities 19%, while on the same basis, the Russell 1000® Growth and Russell Midcap® Growth Indexes’ earnings growth are estimated to be up only about 14.4% and 15.8%, respectively.  Our large and mid-cap portfolios are also paying less on a forward P/E basis for those earnings growth rates relative to their respective benchmarks.

For now we feel that the weight of the evidence suggests the primary uptrend has further to run and any near term correction should be used to buy the strongest stocks in the strongest industries.  After last year’s exceptional performance it would not be surprising to see range-bound markets until the earnings and economic environment clear up.  We believe following our conservative philosophy and disciplined investment approach will be increasingly important as we navigate the balance of 2014.

Chase Funds

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	Constellation Brands, Inc.	3.53%	1.	ARRIS Group, Inc.	3.11%
2.	Actavis plc	3.40%	2.	InvenSense, Inc.	3.09%
3.	McKesson Corp.	3.34%	3.	Skyworks Solutions, Inc.	2.98%
4.	Skyworks Solutions, Inc.	3.33%	4.	Signature Bank	2.65%
5.	Alliance Data Systems Corp.	2.97%	5.	Polaris Industries, Inc.	2.59%
6.	Thermo Fisher Scientific, Inc.	2.94%	6.	Microchip Technology, Inc.	2.58%
7.	SanDisk Corp.	2.88%	7.	IAC InterActiveCorp	2.57%
8.	Gilead Sciences, Inc.	2.88%	8.	Jarden Corp.	2.57%
9.	CBS Corp.	2.86%	9.	Mylan, Inc.	2.57%
10.	Packaging Corp of America	2.85%	10.	Spectrum Brands Holdings, Inc.	2.52%

Peter W. Tuz, CFA	Edward S. Painvin, CFA, CMT
President & Director	Senior Vice President & Director

Brian J. Lazorishak, CFA, CIC, CIPM, CMT	Robert ‘Buck’ C. Klintworth, CMT
Senior Vice President	Vice President

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P MidCap 400® Index.

Chase Funds

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

You cannot invest directly in an index.

Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.

Earnings growth and revenue growth for a fund holding does not guarantee a corresponding increase in the market price of the holding or the fund.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Chase Funds are distributed by Quasar Distributors, LLC.

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2014 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Funds

EXPENSE EXAMPLE at March 31, 2014 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/13 – 3/31/14).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.43% and 1.18% per the operating expenses limitation agreement for the Chase Mid-Cap Growth Fund Class N and Institutional Class, respectively.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/13	Value 3/31/14	Period 10/1/13 – 3/31/14*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,168.00	$7.73
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.19

*
Expenses are equal to the Fund’s annualized expense ratio of 1.43% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/13	Value 3/31/14	Period 10/1/13 – 3/31/14*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,169.60	$6.38
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.94

*
Expenses are equal to the Fund’s annualized expense ratio of 1.18% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Funds

EXPENSE EXAMPLE at March 31, 2014 (Unaudited), Continued

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/13	Value 3/31/14	Period 10/1/13 – 3/31/14*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$1,084.10	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.19

*
Expenses are equal to the Fund’s annualized expense ratio of 1.43% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/13	Value 3/31/14	Period 10/1/13 – 3/31/14*
Chase Mid-Cap Growth Fund (Institutional Class)
Actual	$1,000.00	$1,085.20	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.94

*
Expenses are equal to the Fund’s annualized expense ratio of 1.18% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited)

Shares	COMMON STOCKS: 99.5%	Value

	Aerospace/Aircraft: 3.0%
18,400	B/E Aerospace, Inc.*	$1,596,936
6,070	Precision Castparts Corp.	1,534,253
		3,131,189

	Asset Management: 1.5%
14,600	Ameriprise Financial, Inc.	1,607,022

	Auto/Auto Parts: 2.3%
22,680	Wabco Holdings, Inc.*	2,394,101

	Beverage: 3.5%
43,710	Constellation Brands, Inc. - Class A*	3,714,039

	Biotechnology: 5.3%
8,350	Biogen Idec, Inc.*	2,554,015
42,700	Gilead Sciences, Inc.*	3,025,721
		5,579,736

	Broadcast Media: 4.9%
48,700	CBS Corp. - Class B	3,009,660
42,200	Comcast Corp.	2,110,844
		5,120,504

	Chemicals: 2.8%
43,780	Westlake Chemical Corp.	2,897,360

	Chemicals - Specialty: 1.9%
10,370	PPG Industries, Inc.	2,006,180

	Computer - Semiconductors: 2.9%
37,300	SanDisk Corp.	3,028,387

	Computer Software - Enterprise: 2.6%
40,100	Check Point Software Technologies Ltd.*+	2,711,963

	Construction & Engineering: 2.6%
31,720	Chicago Bridge & Iron Co. N.V.+	2,764,398

	Containers: 2.8%
42,500	Packaging Corp of America	2,990,726

	Dental Supplies: 2.5%
22,090	Henry Schein, Inc.*	2,636,883

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited), Continued

Shares		Value

	Drugs - Generic: 5.5%
17,360	Actavis plc*+	$3,573,555
45,100	Mylan, Inc.*	2,202,233
		5,775,788

	Drugs - Proprietary: 2.3%
47,200	AbbVie, Inc.	2,426,080

	Electrical Equipment: 2.0%
41,400	AMETEK, Inc.	2,131,686

	Electrical Instruments: 2.9%
25,690	Thermo Fisher Scientific, Inc.	3,088,966

	Energy/Integrated: 1.7%
9,320	EOG Resources, Inc.	1,828,304

	Energy/Oil & Gas Exploration & Production: 1.7%
14,150	Continental Resources, Inc.*	1,758,421

	Finance/Banks: 2.1%
17,410	Signature Bank*	2,186,522

	Finance/Information Services: 5.3%
38,100	MasterCard, Inc. - Class A	2,846,071
12,510	Visa, Inc. - Class A	2,700,409
		5,546,480

	Food: 2.5%
25,660	Hershey Co.	2,678,904

	Gaming and Lodging: 2.1%
26,760	Las Vegas Sands Corp.	2,161,673

	Health Care Distribution: 3.3%
19,900	McKesson Corp.	3,513,743

	Information Services: 3.0%
11,450	Alliance Data Systems Corp.*	3,119,552

	Internet Retail: 2.7%
2,360	Priceline.com, Inc.*	2,812,860

	Leisure Time: 4.9%
37,000	Harley-Davidson, Inc.	2,464,570
33,390	Walt Disney Co.	2,673,537
		5,138,107

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited), Continued

Shares		Value

	Machinery: 2.0%
36,200	Ingersoll-Rand PLC+	$2,072,088

	Media & Advertising: 1.0%
13,400	Scripps Networks Interactive, Inc. - Class A	1,017,194

	Railroad: 2.3%
12,790	Union Pacific Corp.	2,400,171

	Retail Drug Stores: 2.3%
32,800	CVS Caremark Corp.	2,455,408

	Semiconductors: 6.0%
58,150	Microchip Technology, Inc.	2,777,244
93,300	Skyworks Solutions, Inc.*	3,500,616
		6,277,860

	Service Companies: 2.6%
54,220	Cognizant Technology Solutions - Class A*	2,744,074

	Telecommunication Equipment: 2.7%
36,300	QUALCOMM, Inc.	2,862,618
	Total Common Stocks (Cost $78,172,426)	104,578,987

	SHORT-TERM INVESTMENTS: 1.1%
1,181,691	Invesco STIT Treasury Portfolio - Institutional Class, 0.02%#	1,181,691
	Total Short-Term Investments (Cost $1,181,691)	1,181,691
	Total Investments in Securities (Cost $79,354,117): 100.6%	105,760,678
	Liabilities in Excess of Other Assets: (0.6)%	(639,021)
	Net Assets: 100.00%	$105,121,657

+	U.S. traded security of a foreign issuer.
*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of March 31, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited)

Shares	COMMON STOCKS: 97.8%	Value

	Airlines: 2.0%
6,960	Allegiant Travel Co.	$779,033

	Asset Management: 1.6%
47,400	WisdomTree Investments, Inc.*	621,888

	Auto/Auto Parts: 1.5%
23,180	LKQ Corp.*	610,793

	Broadcast Media: 2.2%
11,800	AMC Networks, Inc. - Class A*	862,462

	Building Products: 2.2%
20,200	Fortune Brands Home & Security, Inc.	850,016

	Business Services: 6.1%
13,000	Huron Consulting Group, Inc.*	823,940
11,960	Portfolio Recovery Associates, Inc.*	692,006
20,700	Robert Half International, Inc.	868,364
		2,384,310

	Chemicals - Specialty: 4.1%
7,210	Airgas, Inc.	767,937
8,590	Cytec Industries, Inc.	838,470
		1,606,407

	Computer - Networking: 2.1%
24,300	Web.com Group, Inc.*	826,929

	Computer Software - Enterprise: 2.3%
26,600	Synchronoss Technologies, Inc.*	912,114

	Drugs - Generic: 2.6%
20,700	Mylan, Inc.*	1,010,781

	Drugs - Proprietary: 3.8%
30,800	Akorn, Inc.*	677,600
7,800	Salix Pharmaceuticals, Ltd.*	808,158
		1,485,758

	Education Services: 2.3%
19,800	Grand Canyon Education, Inc.*	924,660

	Electrical Instruments: 2.4%
9,250	FEI Co.	952,935

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited), Continued

Shares		Value

	Energy/Oil Service: 3.9%
10,700	Bristow Group, Inc.	$808,064
10,100	Oceaneering International, Inc.	725,786
		1,533,850

	Finance/Banks: 2.6%
8,300	Signature Bank*	1,042,397

	Finance/Information Services: 2.2%
15,520	Fiserv, Inc.*	879,829

	Food: 2.4%
31,300	Pinnacle Foods, Inc.	934,618

	Footwear: 2.3%
23,200	Iconix Brand Group, Inc.*	911,064

	Health Care Services: 1.8%
21,500	Hanger, Inc.*	724,120

	Household Products: 5.1%
16,900	Jarden Corp.*	1,011,127
12,470	Spectrum Brands Holdings, Inc.	993,859
		2,004,986

	Information Services: 2.3%
3,400	Alliance Data Systems Corp.*	926,330

	Internet Retail: 2.6%
14,200	IAC InterActiveCorp.	1,013,738

	Leisure Time: 6.2%
20,500	Cinemark Holdings, Inc.	594,705
12,200	Harley-Davidson, Inc.	812,642
7,300	Polaris Industries, Inc.	1,019,883
		2,427,230

	Machinery: 4.3%
38,500	Calgon Carbon Corp.*	840,455
10,830	Flowserve Corp.	848,422
		1,688,877

	Medical Systems/Equipment: 2.3%
22,100	CareFusion Corp.*	888,862

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited), Continued

Shares		Value

	Retail - Discount: 1.8%
13,800	Dollar Tree, Inc.*	$720,084

	Retail - Specialty: 3.8%
15,600	Dick’s Sporting Goods, Inc.	851,916
9,280	Tractor Supply Co.	655,446
		1,507,362

	Semiconductors: 8.7%
51,400	InvenSense, Inc.*	1,216,638
21,300	Microchip Technology, Inc.	1,017,288
31,300	Skyworks Solutions, Inc.*	1,174,376
		3,408,302

	Service Companies: 2.2%
19,300	Team Health Holdings, Inc.*	863,675

	Shipping: 2.5%
9,690	Kirby Corp.*	981,113

	Telecommunication Equipment: 3.1%
43,500	ARRIS Group, Inc.*	1,225,830

	Telecommunication Services: 2.5%
22,750	MasTec Inc.*	988,260
	Total Common Stocks (Cost $30,414,710)	38,498,613

	SHORT-TERM INVESTMENTS: 2.3%
928,604	Invesco STIT Treasury Portfolio - Institutional Class, 0.02%#	928,604
	Total Short-Term Investments (Cost $928,604)	928,604
	Total Investments in Securities (Cost $31,343,314): 100.1%	39,427,217
	Liabilities in Excess of Other Assets: (0.1)%	(56,342)
	Net Assets: 100.00%	$39,370,875

*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of March 31, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Funds

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Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2014 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $79,354,117 and $31,343,314, respectively)	$105,760,678	$39,427,217
Cash	10,937	—
Receivables
Fund shares issued	40,262	26,954
Dividends and interest	52,617	6,739
Prepaid expenses	19,137	19,958
Total assets	105,883,631	39,480,868

LIABILITIES
Payables
Securities purchased	412,695	—
Due to Adviser	68,120	17,119
Fund shares redeemed	120,805	12,009
Administration fees	71,981	29,183
Transfer agent fees and expenses	19,879	15,244
Shareholder servicing fees	16,260	7,197
Audit fees	9,734	9,734
Fund accounting fees	17,719	10,139
Custody fees	2,602	1,160
Legal fees	4,712	2,251
Chief Compliance Officer fee	2,324	1,956
Accrued expenses	15,143	4,001
Total liabilities	761,974	109,993
NET ASSETS	$105,121,657	$39,370,875

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2014 (Unaudited), Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$75,227,165	$33,534,335
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	5,307,572	735,919
Net asset value, offering and redemption price per share	$14.17	$45.57
Institutional Class Shares
Net assets applicable to shares outstanding	$29,894,492	$5,836,540
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,068,929	127,399
Net asset value, offering and redemption price per share	$14.45	$45.81

COMPONENTS OF NET ASSETS
Paid-in capital	$72,444,202	$29,659,191
Accumulated net investment loss	(456,235)	(529,839)
Accumulated net realized gain from investments	6,727,129	2,157,620
Net unrealized appreciation on investments	26,406,561	8,083,903
Net assets	$105,121,657	$39,370,875

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2014 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (net of withholding tax and issuance
fees of $470 and $0, respectively)	$439,765	$127,822
Interest	155	127
Total income	439,920	127,949
Expenses
Advisory fees (Note 4)	396,510	140,271
Administration fees (Note 4)	111,549	43,520
Shareholder servicing fees - Class N Shares (Note 5)	94,331	39,931
Transfer agent fees and expenses (Note 4)	27,208	22,425
Fund accounting fees (Note 4)	26,927	16,150
Registration fees	16,098	16,871
Audit fees	9,734	9,734
Custody fees (Note 4)	9,427	4,503
Printing and mailing expense	7,548	2,983
Legal fees	5,158	4,297
Miscellaneous	5,035	2,434
Trustees fees	3,497	2,630
Chief Compliance Officer fee (Note 4)	3,491	3,373
Insurance expense	3,036	1,571
Interest expense (Note 7)	26	—
Total expenses	719,575	310,693
Less: fees waived by Adviser (Note 4)	—	(50,068)
Net expenses	719,575	260,625
Net investment loss	(279,655)	(132,676)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	9,510,221	2,466,798
Net change in unrealized appreciation on investments	7,261,255	538,470
Net realized and unrealized gain on investments	16,771,476	3,005,268
Net Increase in Net Assets Resulting from Operations	$16,491,821	$2,872,592

The accompanying notes are an integral part of these financial statements.

Chase Funds

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Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2014	Year Ended
	(Unaudited)	Sept. 30, 2013
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(279,655)	$234,739
Net realized gain from investments and written options	9,510,221	27,787,330
Net change in unrealized appreciation/(depreciation)
on investments	7,261,255	(13,975,340)
Net increase in net assets resulting from operations	16,491,821	14,046,729

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class N Shares	—	(250,587)
Institutional Class Shares	—	(160,876)
From net realized gain on investments
Class N Shares	(17,421,828)	(26,083,510)
Institutional Class Shares	(6,709,823)	(14,198,128)
Total distributions to shareholders	(24,131,651)	(40,693,101)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from
net change in outstanding shares (a)	7,872,269	(19,467,519)
Total increase/(decrease) in net assets	232,439	(46,113,891)

NET ASSETS
Beginning of period	104,889,218	151,003,109
End of period	$105,121,657	$104,889,218
Accumulated net investment loss	$(456,235)	$(176,580)

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class N Shares

	Six Months Ended
	March 31, 2014		Year Ended
	(Unaudited)		Sept. 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	142,160	$2,060,256	351,398	$5,282,259
Shares issued on reinvestments
of distributions	1,280,632	16,840,305	1,829,681	24,517,728
Shares redeemed*	(846,824)	(12,627,656)	(2,056,049)	(30,900,811)
Net increase/(decrease)	575,968	$6,272,905	125,030	$(1,100,824)
* Net of redemption fees of		$424		$962

Institutional Class Shares

	Six Months Ended
	March 31, 2014		Year Ended
	(Unaudited)		Sept. 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	24,753	$349,235	266,125	$3,992,537
Shares issued on reinvestments
of distributions	497,261	6,663,304	1,051,386	14,256,795
Shares redeemed*	(344,515)	(5,413,175)	(2,369,302)	(36,616,027)
Net increase/(decrease)	177,499	$1,599,364	(1,051,791)	$(18,366,695)
* Net of redemption fees of		$78		$—

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2014	Year Ended
	(Unaudited)	Sept. 30, 2013
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(132,676)	$(172,101)
Net realized gain from investments	2,466,798	3,714,254
Net change in unrealized appreciation on investments	538,470	3,498,578
Net increase in net assets resulting from operations	2,872,592	7,040,731

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class N Shares	(3,047,273)	(553,986)
Institutional Class Shares	(534,172)	(82,744)
Total distributions to shareholders	(3,581,445)	(636,730)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	6,813,329	(5,644,423)
Total increase in net assets	6,104,476	759,578

NET ASSETS
Beginning of period	33,266,399	32,506,821
End of period	$39,370,875	$33,266,399
Accumulated net investment loss	$(529,839)	$(397,163)

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class N Shares
	Six Months Ended
	March 31, 2014		Year Ended
	(Unaudited)		Sept. 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	146,572	$6,793,688	155,084	$6,266,920
Shares issued on reinvestments
of distributions	64,823	2,924,818	13,909	513,948
Shares redeemed*	(89,484)	(4,156,124)	(304,444)	(11,976,669)
Net increase/(decrease)	121,911	$5,562,382	(135,451)	$(5,195,801)
* Net of redemption fees of		$3,160		$979

Institutional Class Shares
	Six Months Ended
	March 31, 2014		Year Ended
	(Unaudited)		Sept. 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	18,137	$865,401	20,518	$815,249
Shares issued on reinvestments
of distributions	10,624	481,589	2,236	82,744
Shares redeemed	(2,029)	(96,043)	(34,816)	(1,346,615)
Net increase/(decrease)	26,732	$1,250,947	(12,062)	$(448,622)

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares

	Six Months
	Ended
	March 31, 2014		Year Ended September 30,
	(Unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.77		$19.94	$16.10	$15.99	$14.71	$17.24
Income from investment operations:
Net investment income/(loss)(1)	(0.04)		0.01	(0.05)	(0.03)	(0.04)	0.02
Net realized and unrealized
gain/(loss) on investments
and written options	2.38		1.80	4.15	0.14	1.32	(2.51)
Total from investment operations	2.34		1.81	4.10	0.11	1.28	(2.49)
Less distributions:
From net investment income	—		(0.06)	—	—	—	(0.04)
From net realized
gain on investments	(3.94)		(5.92)	(0.26)	—	—	—
Distributions in excess	—		—	—	—	—	(0.00	)(2)
Total distributions	(3.94)		(5.98)	(0.26)	—	—	(0.04)
Paid-in capital from
redemption fees(1)(2)	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$14.17		$15.77	$19.94	$16.10	$15.99	$14.71

Total return	16.80	%(3)	14.38%	25.74%	0.69%	8.70%	-14.45%

Ratios/supplemental data:
Net assets, end of period (thousands)	$75,227		$74,640	$91,843	$122,603	$207,817	$409,698
Ratio of expenses to average net assets	1.43	%(4)	1.40%	1.33%	1.24%	1.17%	1.19%
Ratio of interest expense to average
net assets (Note 7)	0.00	%(4)	0.00%	0.00%	0.00%	0.00%	—
Ratio of net investment income/(loss)
to average net assets	(0.60	%)(4)	0.08%	(0.27%)	(0.18%)	(0.25%)	0.17%
Portfolio turnover rate	41.80	%(3)	119.95%	47.09%	82.40%	153.49%	181.38%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares

	Six Months
	Ended
	March 31, 2014		Year Ended September 30,
	(Unaudited)		2013	2012	2011	2010		2009
Net asset value, beginning of period	$15.99		$20.10	$16.19	$16.04	$14.72		$17.27
Income from investment operations:
Net investment income/(loss)(1)	(0.03)		0.07	0.00 (2)	0.01	0.00	(2)	0.03
Net realized and unrealized
gain/(loss) on investments
and written options	2.43		1.81	4.17	0.14	1.32		(2.50)
Total from investment operations	2.40		1.88	4.17	0.15	1.32		(2.47)
Less distributions:
From net investment income	—		(0.07)	—	—	—		(0.08)
From net realized
gain on investments	(3.94)		(5.92)	(0.26)	—	—		—
Distributions in excess	—		—	—	—	—		(0.00	)(2)
Total distributions	(3.94)		(5.99)	(0.26)	—	—		(0.08)
Paid-in capital from
redemption fees	0.00	(1)(2)	—	—	—	0.00	(1)(2)	—
Net asset value, end of period	$14.45		$15.99	$20.10	$16.19	$16.04		$14.72

Total return	16.96	%(3)	14.69%	26.04%	0.94%	8.97%		-14.26%

Ratios/supplemental data:
Net assets, end of period (thousands)	$29,894		$30,249	$59,160	$77,777	$152,175		$394,483
Ratio of expenses to average net assets	1.18	%(4)	1.15%	1.08%	0.99%	0.92%		0.94%
Ratio of interest expense
to average net assets (Note 7)	0.00	%(4)	0.00%	0.00%	0.00%	0.00%		—
Ratio of net investment income/(loss)
to average net assets	(0.35	%)(4)	0.45%	(0.01%)	0.07%	0.00%		0.22%
Portfolio turnover rate	41.80	%(3)	119.95%	47.09%	82.40%	153.49%		181.38%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTSFor a share outstanding throughout each period

Class N Shares

	Six Months
	Ended
	March 31, 2014		Year Ended September 30,
	(Unaudited)		2013		2012	2011		2010		2009
Net asset value, beginning of period	$46.52		$37.70		$31.46	$27.49		$23.40		$26.50
Income from investment operations:
Net investment loss(1)	(0.17)		(0.24)		(0.38)	(0.34)		(0.19)		(0.18)
Net realized and unrealized
gain/(loss) on investments	4.04		9.89		6.61	4.31		4.28		(2.92)
Total from investment operations	3.87		9.65		6.23	3.97		4.09		(3.10)
Less distributions:
From net realized
gain on investments	(4.82)		(0.83)		—	—		—		—
Total distributions	(4.82)		(0.83)		—	—		—		—
Paid-in capital from
redemption fees	0.00	(1)(2)	0.00	(1)(2)	0.01 (1)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)
Net asset value, end of period	$45.57		$46.52		$37.70	$31.46		$27.49		$23.40
Total return	8.41	%(3)	26.15%		19.83%	14.44%		17.48%		-11.70%

Ratios/supplemental data:
Net assets, end of period (thousands)	$33,534		$28,565		$28,252	$13,340		$13,149		$25,798
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.70	%(4)	1.77%		1.77%	1.96%		1.88%		1.61%
After fee waiver	1.43	%(4)	1.47	%(5)	1.48%	1.48%		1.48%		1.48%
Ratio of interest expense
to average net assets	—		—		0.00%	0.00%		0.03%		—
Ratio of net investment loss
including interest expense
to average net assets:
Before fee waiver	(1.02	%)(4)	(0.90%)		(1.31%)	(1.52%)		(1.14%)		(1.02%)
After fee waiver	(0.75	%)(4)	(0.60%)		(1.02%)	(1.04%)		(0.74%)		(0.89%)
Portfolio turnover rate	49.98	%(3)	109.96%		115.01%	158.88%		140.28%		89.11%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective June 30, 2013, the Adviser contractually agreed to lower the net annual operating expense cap to 1.43%.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares

	Six Months Ended				February 2, 2012(1)
	March 31, 2014		Year Ended		through
	(Unaudited)		September 30, 2013		September 30, 2012
Net asset value, beginning of period	$46.70		$37.75		$36.15
Income from investment operations:
Net investment loss(2)	(0.12)		(0.15)		(0.18)
Net realized and unrealized
gain on investments	4.05		9.93		1.78
Total from investment operations	3.93		9.78		1.60
Less distributions:
From net realized gain
on investments	(4.82)		(0.83)		—
Total distributions	(4.82)		(0.83)		—
Net asset value, end of period	$45.81		$46.70		$37.75
Total return	8.52	%(3)	26.47%		4.43	%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)	$5,837		$4,701		$4,255
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.45	%(4)	1.52%		1.52	%(4)
After fee waiver	1.18	%(4)	1.22	%(6)	1.23	%(4)
Ratio of interest expense
to average net assets	—		—		0.00	%(4)
Ratio of net investment loss
including interest expense
to average net assets:
Before fee waiver	(0.76	%)(4)	(0.67%)		(1.03	%)(4)
After fee waiver	(0.49	%)(4)	(0.37%)		(0.74	%)(4)
Portfolio turnover rate	49.98	%(3)	109.96%		115.01	%(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2012.
(6)	Effective June 30, 2013, the Adviser contractually agreed to lower the net annual operating expense cap to 1.18%.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class shares, which commenced operations on January 29, 2007.  The Substantial Investor Class shares were renamed Institutional Class shares effective January 28, 2012.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A shares.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  The Class N shares commenced operations on September 1, 2002.  The Institutional Class shares commenced operations on February 2, 2012.

All classes of the Growth Fund and the Mid-Cap Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents.  Institutional Class shares of the Growth Fund and the Mid-Cap Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in each Fund exceeds $1 million.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011 – 2013, or expected to be taken in the Funds’ 2014 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
REITs:  The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Derivative Instruments:  The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification.  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds did not enter into written options transactions during the six months ended March 31, 2014.

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives.  The Funds can enter into written call options to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

The Funds may write call options on portfolio securities or securities indices.  As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  When a call option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

I.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value.  Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options – Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2014:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$16,250,339	$—	$—	$16,250,339
Consumer Staples	8,848,351	—	—	8,848,351
Energy	3,586,725	—	—	3,586,725
Financials	3,793,544	—	—	3,793,544
Health Care	23,021,197	—	—	23,021,197
Industrials	14,893,633	—	—	14,893,633
Materials	7,894,265	—	—	7,894,265
Technology	26,290,933	—	—	26,290,933
Total Common Stocks	104,578,987	—	—	104,578,987
Short-Term Investments	1,181,691	—	—	1,181,691
Total Investments in Securities	$105,760,678	$—	$—	$105,760,678

Mid-Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$8,974,782	$—	$—	$8,974,782
Consumer Staples	1,928,477	—	—	1,928,477
Energy	1,533,850	—	—	1,533,850
Financials	2,356,290	—	—	2,356,290
Health Care	4,973,196	—	—	4,973,196
Industrials	6,139,149	—	—	6,139,149
Materials	2,446,862	—	—	2,446,862
Technology	10,146,007	—	—	10,146,007
Total Common Stocks	38,498,613	—	—	38,498,613
Short-Term Investments	928,604	—	—	928,604
Total Investments in Securities	$39,427,217	$—	$—	$39,427,217

Refer to the Funds’ Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at March 31, 2014, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Funds during the six months ended March 31, 2014.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2014, Chase Investment Counsel Corporation (the “Adviser”) provided the Funds with investment management services under each Fund’s Investment Advisory Agreement.  The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund.  For the six months ended March 31, 2014, the Growth Fund and the Mid-Cap Fund incurred $396,510 and $140,271 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Adviser has agreed, effective June 30, 2013, to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.43% and 1.18% of average daily net assets, excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses, of the Class N shares and the Institutional shares, respectively.  Any such reductions made by the Adviser in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Adviser is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended March 31, 2014, the Adviser reduced its fees and absorbed Fund expenses in the amount of $50,068 in the Mid-Cap Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $279,573 at March 31, 2014 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2014	$60,778
2015	78,124
2016	90,603
2017	50,068
$279,573

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the six months ended March 31, 2014, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Growth Fund	Mid-Cap Fund
Administration	$111,549	$43,520
Fund Accounting	26,927	16,150
Transfer Agency (excludes
out-of-pocket expenses)	17,401	17,913
Custody	9,427	4,503
Chief Compliance Officer	3,491	3,373

At March 31, 2014, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Growth Fund	Mid-Cap Fund
Administration	$71,981	$29,183
Fund Accounting	17,719	10,139
Transfer Agency (excludes
out-of-pocket expenses)	12,197	12,122
Custody	2,602	1,160
Chief Compliance Officer	2,324	1,956

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Growth Fund Class N shares and the Mid-Cap Fund Class N shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

have entered into Service Agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six months ended March 31, 2014, the Growth Fund Class N shares and the Mid-Cap Fund Class N shares incurred shareholder servicing fees of $94,331 and $39,931 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$43,809,167	$57,883,342
Mid-Cap Fund	21,087,351	18,056,800

NOTE 7 – LINES OF CREDIT

The Growth Fund and the Mid-Cap Fund had lines of credit in the amount of $17,000,000 and $2,300,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2014, the Growth Fund drew upon its line of credit.  The Growth Fund had an outstanding average daily balance of $137, a weighted average interest rate of 3.25%, and paid $26 in interest.  The maximum amount outstanding for the Growth Fund during the six months ended March 31, 2014 was $25,000.  The Mid-Cap Fund did not draw upon its line of credit during the six months ended March 31, 2014.  At March 31, 2014, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid by the Growth Fund and the Mid-Cap Growth Fund during the six months ended March 31, 2014 and the year ended September 30, 2013 was as follows:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2014 (Unaudited), Continued

Growth Fund
	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
Ordinary income	$3,648,607	$739,226
Long-term capital gains	20,483,044	39,953,875

Mid-Cap Fund
	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
Ordinary income	$513,573	$—
Long-term capital gains	3,067,872	636,730

As of September 30, 2013, the most recently completed fiscal year end, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$86,018,743	$25,736,649
Gross unrealized appreciation	19,614,204	7,581,093
Gross unrealized depreciation	(474,275)	(42,425)
Net unrealized appreciation (a)	19,139,929	7,538,668
Undistributed ordinary income	3,648,597	404,185
Undistributed long-term capital gain	17,705,339	2,477,684
Total distributable earnings	21,353,936	2,881,869
Other accumulated gains/(losses)	(176,580)	—
Total accumulated earnings/(losses)	$40,317,285	$10,420,537

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

At September 30, 2013, the Growth Fund deferred, on a tax-basis, late year ordinary losses of $176,580.

Chase Funds

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Funds

NOTICE TO SHAREHOLDERS at March 31, 2014 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on December 3-5, 2013, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreements (the “Advisory Agreements”) between Advisors Series Trust (the “Trust”) and Chase Investment Counsel Corporation (the “Adviser”) for the Chase Growth Fund and Chase Mid-Cap Growth Fund (collectively, the “Funds”) for another annual term.  At this meeting, and at a prior meeting held on October 24, 2013, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreements:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENTS.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser to discuss various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds as of August 31, 2013 on both an absolute basis, and in comparison to both benchmarks and their peer funds as classified by Lipper and Morningstar.  While the Board considered performance over both short and long term periods, it placed less emphasis on very short term performance and greater emphasis on longer term performance.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Funds, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.

Chase Growth Fund:  The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was slightly above its peer group average but slightly below its peer group median for the ten-year period, and below its peer group median and average for the one-year, three-year, and five-year periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median and average for the one-year, three-year, five-year, and ten-year periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against a broad-based securities market benchmark.  The Board noted that the Fund’s performance continued to struggle and discussed the Adviser’s continuing efforts to improve performance.

Chase Mid-Cap Growth Fund:  The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the three-year, five-year, and ten-year periods, and below its peer group median and average for the one-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the three-year, five-year, and ten-year periods, and below its peer group median and average for the one-year period.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against a broad-based securities market benchmark.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENTS.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of each Fund.  The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds, fees charged by the Adviser to other similarly managed accounts, as well as information regarding fee offsets for separate accounts invested in the Funds.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

Chase Growth Fund:  The Board noted that the Fund’s total expense ratio for Institutional Class shares was lower than the median and average of its peer group and that the total expense ratio for Class N shares was above the median and average of its peer group.  Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class shares was below the average of this segment of the peer group and the total expense ratio for the Class N shares was above the average of this segment of the peer group.  The Board also noted that the contractual advisory fee was above the median and average of its peer group, as well as above the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  While the fees charged to its similarly managed separate accounts were generally lower than the Adviser’s fee charged to the Fund, the Board considered differences in services provided to those accounts as well as other factors that were relevant in explaining differences in fees.

Chase Mid-Cap Growth Fund:  The Board noted that the Adviser had recently contractually agreed to lower and maintain an annual expense ratio for the Fund of 1.43% for Class N shares and 1.18% for Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Institutional Class shares was lower than the median and average of its peer group and that the total expense ratio for Class N shares was higher than the median and average of its peer group.  Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class shares was below the average of this segment of its peer group and the total expense ratio for the Class N shares was above the average of this segment of its peer group.  The Board also noted that the Fund’s contractual advisory fee was essentially equal to its peer group median and average.  The Fund’s contractual advisory fee when adjusted to include only funds with similar asset sizes was slightly below the peer group average but equal to the peer group median.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal year were significantly below the peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

4.
ECONOMIES OF SCALE.  The Board also considered that the Growth Fund has experienced a number of years of significant net outflows which have reduced the size of the Fund and reduced its ability to achieve additional economies of scale.  The Board considered that economies of scale would be expected to be realized by the Adviser as the assets of the Mid-Cap Growth Fund grow.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Mid-Cap Growth Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board determined that if the Growth Fund were to materially grow, they would discuss advisory fee breakpoints on the Chase Growth Fund with the Adviser in the future.  The Board concluded that there were no effective economies of scale to be shared with the Mid-Cap Growth Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, including “soft dollar” benefits that may be received in exchange for Fund brokerage.  The Board also considered that the Funds do not charge a Rule 12b-1 fee.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving any additional fall-out benefits from receiving an advisory fee both at the separate account and at the Fund level for these accounts.  After such review, the Board determined that given the information presented, that the Adviser was generating little profit from the Funds and that therefore with respect to the Advisory Agreements profitability did not appear to be excessive.  The Board also considered the financial condition of the Adviser and the resources available to it and determined the Adviser had maintained adequate resources and profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fees, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund would be in the best interest of each Fund and its shareholders.  In approving the Advisory Agreements, the Board undertook to continue to monitor closely the performance of the Growth Fund in the upcoming year.

(This Page Intentionally Left Blank.)

Chase Funds
PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA  22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  6/9/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  6/9/14

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  6/9/14

* Print the name and title of each signing officer under his or her signature